UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   September 5, 2024

BV Financial, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36094	14-1920944
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7114 North Point Road, Baltimore, Maryland	21219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 477-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BVFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 5, 2024, the stockholders of BV Financial, Inc. (the “Company”) approved the Company’s 2024 Equity Incentive Plan (the “Plan”), which provides for the grant of stock-based awards to officers, employees and directors of the Company and BayVanguard Bank. A description of the material terms of the Plan is contained in the Company’s Definitive Proxy Statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on August 1, 2024 (the “Proxy Statement”). The description of the Plan is qualified in its entirety by reference to the plan document attached hereto as Exhibit 10.1, which is incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Securities Holders

The Annual Meeting of Stockholders of BV Financial, Inc. (the “Company”) was held on September 5, 2024.  The final results of the vote on each matter submitted to a vote of stockholders is as follows:

1.	The following individuals were elected as directors of the Company, each for a three-year term or until his or her successor is duly elected and qualified, by the following vote:

	For	Withheld	Broker Non-Votes

Joseph S. Galli	7,704,678	630,358	1,393,569

Timothy L. Prindle	8,098,854	236,182	1,393,569

Matcheld V. Thomas	6,535,912	1,799,124	1,393,569

2.	The approval of the BV Financial, Inc. 2024 Equity Incentive Plan:

For	Against	Abstain	Broker Non-votes

7,537,744	768,453	28,839	1,393,569

3.	The approval of the ratification of the appointment of FORVIS, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024:

For	Against	Abstain	Broker Non-votes

9,347,258	99,426	282,011	—

Item 9.01   Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits.
10.1
BV Financial, Inc. 2024 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on August 1, 2024 (File No. 001-41764))

	104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BV FINANCIAL, INC.

DATE: September 6, 2024	By:	/s/ David M. Flair
David M. Flair
Co-President and Chief Executive Officer